UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 22, 2015 (January 16, 2015)

Travelport Worldwide Limited

(Exact name of Registrant as specified in its charter)

Bermuda	001-36640	98-0505105
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

Axis One, Axis Park

Langley, Berkshire, United

Kingdom SL3 8AG

(Address of principal executive office)

Registrant’s telephone number, including area code 44-1753-288-000

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 16, 2015, we entered into an incremental amendment (the “Amendment”) among Travelport Finance (Luxembourg) S.a.r.l., Travelport Limited, UBS AG, Stamford Branch, Deutsche Bank AG New York Branch, and consented and agreed to by Deutsche Bank AG New York Branch, Credit Suisse AG, Cayman Islands Branch and Morgan Stanley Senior Funding, Inc. to our credit agreement, dated as of September 2, 2014 (the “Credit Agreement”). The Amendment, among other things, (i) increases the amount of revolving credit commitments by $25 million for total revolving credit commitments of $125 million under the Credit Agreement and (ii) designates UBS as an additional letter of credit issuer under the Credit Agreement and reallocates the letter of credit sub-limit among the letter of credit issuers.

Certain of the agents and lenders party to the Amendment, and their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Incremental Amendment, dated as of January 16, 2015 among Travelport Finance (Luxembourg) S.a.r.l., as borrower, Travelport limited, UBS AG Stamford Branch, as an incremental Revolving Credit Lender and additional L/C Issuer, Deutsche Bank AG New York Branch, as Administrative Agent and as Collateral Agent, and consented and agreed to by Deutsche Bank AG New York Branch, Credit Suisse AG, Cayman Islands Branch and Morgan Stanley Senior Funding, Inc., as the existing L/C Issuers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ Rochelle Boas
Rochelle Boas
Senior Vice President and Secretary

Date: January 22, 2015

TRAVELPORT WORLDWIDE LIMITED

CURRENT REPORT ON FORM 8-K

Report Dated January 16, 2015 (January 22, 2015)

EXHIBIT INDEX

10.1	Incremental Amendment, dated as of January 16, 2015 among Travelport Finance (Luxembourg) S.a.r.l., as borrower, Travelport limited, UBS AG Stamford Branch, as an incremental Revolving Credit Lender and additional L/C Issuer, Deutsche Bank AG New York Branch, as Administrative Agent and as Collateral Agent, and consented and agreed to by Deutsche Bank AG New York Branch, Credit Suisse AG, Cayman Islands Branch and Morgan Stanley Senior Funding, Inc., as the existing L/C Issuers.